DST SYSTEMS, INC. ANNOUNCES
SECOND QUARTER 2016 FINANCIAL RESULTS

KANSAS CITY, MO - July 21, 2016 – DST Systems, Inc. (NYSE: DST) reported consolidated net income attributable to DST of $53.0 million ($1.58 per diluted share) for the second quarter 2016 compared to $107.5 million ($2.91 per diluted share) for the second quarter 2015. Net income attributable to DST for the six months ended June 30, 2016 was $111.1 million ($3.28 per diluted share) compared to $215.3 million ($5.78 per diluted share) for the six months ended June 30, 2015.

Income from continuing operations (excludes discontinued operations) attributable to DST Systems, Inc. (“DST Earnings”) was $34.3 million ($1.03 per diluted share) for the second quarter 2016 compared to $95.5 million ($2.58 per diluted share) for the second quarter 2015. DST Earnings for the six months ended June 30, 2016 was $73.9 million ($2.18 per diluted share) compared to $188.6 million ($5.06 per diluted share) for the six months ended June 30, 2015.

Taking into account certain non-GAAP adjustments, DST Earnings were $47.6 million ($1.42 per diluted share) for second quarter 2016 compared to $42.2 million ($1.14 per diluted share) for second quarter 2015, and $86.3 million ($2.55 per diluted share) for the six months ended June 30, 2016 compared to $82.9 million ($2.22 per diluted share) for the six months ended June 30, 2015.

“We are pleased with the solid revenue growth and strong margin expansion we delivered in the second quarter. With the sale of our North American Customer Communications business, which closed on July 1, 2016, we have made significant strides in streamlining our businesses so that we can dedicate our time and resources more directly to our Health and Wealth-focused businesses, which is in-line with our overall strategic plan” said Steve Hooley, Chairman, CEO and President of DST. “We believe we are well positioned with the unique skill-sets and necessary resources to generate enhanced value for our customers within the Healthcare and Financial Services industries. We intend to grow revenue through organic opportunities and targeted acquisitions, and making investments in our businesses to prepare and position DST for the future.”

Consolidated Financial Highlights

Operating Results

Second quarter 2016 diluted earnings per share from continuing operations (excludes discontinued operations), after non-GAAP adjustments, was $1.42, an increase of $0.28 or 24.6% from second quarter 2015. Significant items impacting the quarterly results include the following:

•
Consolidated operating revenues (excludes out-of-pocket reimbursements) increased $24.6 million or 7.0% to $373.9 million as compared to second quarter 2015, primarily due to new and existing client growth across a number of our service offerings and year-over-year growth from businesses acquired during 2015 and 2016, partially offset by a $1.8 million decline due to foreign currency movements.

•
Consolidated operating income increased $12.4 million or 21.9% to $68.9 million as compared to second quarter 2015. The increase in operating income is primarily due to growth within the Healthcare Services segment as well as cost-savings initiatives within the Financial Services segment.

•
Equity in earnings of unconsolidated affiliates decreased $2.5 million to $10.2 million as compared to second quarter 2015, primarily from lower earnings from IFDS, partially offset by higher BFDS earnings.

•
Weighted average diluted shares outstanding for second quarter 2016 were 33.6 million, a decrease of 3.4 million shares or 9.2% from second quarter 2015, primarily as a result of share repurchases during 2015 and 2016.

Recent Business Transactions

On July 1, 2016, DST completed the previously announced sale of our North American Customer Communications business for cash consideration of $410.0 million. The net proceeds are subject to customary working capital and other closing adjustments pursuant to the terms of the transaction. This transaction follows the completion of the sale and leaseback transactions of the North American Customer Communications U.S. and Canadian production facilities in October 2015 for pretax proceeds totaling $129.0 million. Additionally, during the second quarter 2016, the Company completed the sale and leaseback of its Bristol, U.K. production facilities for pretax proceeds totaling approximately $16.0 million and announced its intent to divest of the U.K. Customer Communications business. As a result, beginning in the second quarter 2016, the Customer Communications segment, as well as the results of certain businesses previously reported within the Financial Services segment which are also being sold with the Customer Communications transactions, are reported as discontinued operations. Prior period financial statements have been adjusted to be consistent with the current discontinued operations presentation.

Monetization and Share Repurchase Activity

•
DST monetized $31.8 million of investment assets during second quarter 2016, the three largest components being $16.0 from the sale of the Bristol U.K. production facilities, $10.2 million from private equity investment distributions and $5.1 million from the sale of non-operating real estate assets.

•
During the second quarter 2016, the Company spent $75.0 million to repurchase approximately 660,000 shares of DST common stock which exhausted the previous share repurchase plan. On June 14, 2016, the Board of Directors authorized a new $300.0 million share repurchase plan. During July 2016, $75.0 million was spent to repurchase approximately 630,000 shares of DST common stock, resulting in $225.0 million remaining under the new share repurchase plan.

Restructuring Activities

As a result of market changes that have impacted DST’s service offerings to clients, including lower registered account processing, DST implemented a restructuring to reduce its workforce and consolidate certain facilities to enhance operational efficiency within the Financial Services segment. As a result of this restructuring, the Financial Services segment incurred pretax charges during the second quarter 2016 of $10.4 million. The Company anticipates this restructuring will result in annual pretax operating cost savings of approximately $22.0 to $24.0 million.

Detailed Review of Financial Results

The following discussion of financial results takes into account the non-GAAP adjustments described in the section entitled “Use of Non-GAAP Financial Information” and detailed in the attached schedule titled “Reconciliation of Reported Results to Non-GAAP Results.”

Segment Results

Financial Services Segment

Operating revenues for the Financial Services segment (excluding out-of-pocket reimbursements) for second quarter 2016 increased $15.0 million or 5.6% to $280.7 million as compared to second quarter 2015. The operating revenue increase is primarily driven from the businesses acquired during 2015 and 2016, which contributed $11.6 million of incremental operating revenues during the second quarter 2016, increased professional services revenues associated with our international wealth management platform business, and organic and new client growth within our Brokerage Solutions business. These increases were partly offset by negative market conditions impacting our asset management business, a decline in mutual fund registered shareowner account processing revenue due to lower registered accounts, primarily as a result of subaccounting conversions, and approximately $1.8 million of negative foreign currency movements. Software license revenues of $8.1 million in second quarter 2016 were $0.2 million lower as compared to second quarter 2015.

Financial Services segment operating income increased $5.9 million or 13.2% during second quarter 2016 to $50.5 million as compared to second quarter 2015. The increase in operating income is primarily due to higher revenues and increased cost savings resulting from the restructuring and other cost containment initiatives during second quarter 2016 which contributed to improved margins. These increases in operating income were slightly offset by increased depreciation and other costs incurred to enhance our network infrastructure, maintain security and regulatory compliance and service new and existing clients. Operating margin for second quarter 2016 was 18.0% as compared to 16.8% in 2015.

Healthcare Services Segment

Healthcare Services segment operating revenues (excluding out-of-pocket reimbursements) increased $11.9 million or 12.9% during second quarter 2016 to $104.0 million as compared to second quarter 2015. The increase is primarily attributable to new medical claims processing clients implemented in January 2016, organic growth and expansion of the high-value services we are offering to existing clients in both the medical and pharmacy businesses. Partially offsetting these increases is a $1.4 million decline from lower software license revenue in second quarter 2016 as compared to second quarter 2015.

Healthcare Services segment operating income increased $7.7 million or 65.3% during second quarter 2016 to $19.5 million, primarily due to higher revenues. While costs and expenses increased from higher staffing costs associated with supporting the new and existing client growth, enhanced economies of scale were achieved as new clients were converted. Operating margin for second quarter 2016 was 18.8% as compared to 12.8% in the second quarter 2015.

Other Financial Results

Equity in earnings of unconsolidated affiliates

The following table summarizes the Company’s equity in earnings of unconsolidated affiliates (in millions):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
IFDS	$6.3	$9.7	$7.8	$17.0
BFDS	1.7	1.1	4.3	2.5
Other	2.2	1.9	4.8	4.3
	$10.2	$12.7	$16.9	$23.8

DST’s equity in earnings of unconsolidated affiliates decreased primarily from lower earnings at IFDS. The decrease in IFDS equity in earnings from second quarter 2015 is primarily the result of lower revenues recognized related to the ongoing client conversion activities and higher operating costs as IFDS expands its infrastructure to address increasing regulatory, compliance and security needs. Equity in earnings of BFDS increased from second quarter 2015 primarily due to a combination of higher ancillary revenues and reduced operating costs.

The multi-year implementation efforts for the previously announced two IFDS wealth management platform clients are continuing to progress, however the scope and timing continues to be adjusted as client requirements evolve. As the projects are completed and the underlying modules are placed into production, we expect that IFDS’ earnings will decrease due to the amortization of the capitalized software costs coupled with the decline in implementation revenue.

Use of Non-GAAP Financial Information

In addition to reporting financial information on a GAAP basis, DST has disclosed non-GAAP financial information which has been reconciled to the corresponding GAAP measures in the following financial schedules titled “Reconciliation of Reported Results to Non-GAAP Results.”  In making these adjustments to determine the non-GAAP results, the Company takes into account the impact of items that are not necessarily ongoing in nature, that do not have a high level of predictability associated with them or that are non-operational in nature.  Generally, these items include net gains on dispositions of business units, net gains (losses) associated with securities and other investments, restructuring and impairment costs and other similar items. Beginning in first quarter 2016, we have also included acquired intangible asset amortization. Management believes the exclusion of these items provides a useful basis for evaluating underlying business unit performance, but should not be considered in isolation and is not in accordance with, or a substitute for, evaluating business unit performance utilizing GAAP financial information.  Management uses non-GAAP measures in its budgeting and forecasting processes and to further analyze its financial trends and “operational run-rate,” as well as making financial comparisons to prior periods presented on a similar basis.  The Company believes that providing such adjusted results allows investors and other users of DST’s financial statements to better understand DST’s comparative operating performance for the periods presented.

DST’s management uses each of these non-GAAP financial measures in its own evaluation of the Company’s performance, particularly when comparing performance to past periods.  DST’s non-GAAP measures may differ from similar measures by other companies, even if similar terms are used to identify such measures.  Although DST’s management believes non-GAAP measures are useful in evaluating the performance of its business, DST acknowledges that items excluded from such measures may have a material impact on the Company’s financial information calculated in accordance with GAAP.  Therefore, management typically uses non-GAAP measures in conjunction with GAAP results.  These factors should be considered when evaluating DST’s results.

* * * * *

Safe Harbor Statement

Certain material presented in the press release includes forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, (i) all statements, other than statements of historical fact, included in this press release that address activities, events or developments that we expect or anticipate will or may occur in the future or that depend on future events, or (ii) statements about our future business plans and strategy and other statements that describe the Company’s outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. Whenever used, words such as “may,” “will,” “would,” “should,” “potential,” “strategy,” “anticipates,” “estimates,” “expects,” “project,” “predict,” “intends,” “plans,” “believes,” “targets” and other terms of similar meaning are intended to identify such forward-looking statements. Forward-looking statements are uncertain and to some extent unpredictable, and involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such forward-looking statements. Factors that could cause results to differ materially from those anticipated include, but are not limited to, the risk factors and cautionary statements included in the Company’s periodic and current reports (Forms 10-K, 10-Q and 8-K) filed from time to time with the Securities and Exchange Commission. All such factors should be considered in evaluating any forward-looking statements. The Company undertakes no obligation to update any forward-looking statements in this press release to reflect new information, future events or otherwise.

DST SYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENT OF INCOME
(In millions, except per share amounts)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015

Operating revenues	$373.9	$349.3	$735.2	$689.3
Out-of-pocket reimbursements	16.6	14.2	36.0	29.9
Total revenues	390.5	363.5	771.2	719.2

Costs and expenses	320.4	289.7	627.3	567.2
Depreciation and amortization	24.2	21.7	46.3	43.1
Operating income	45.9	52.1	97.6	108.9

Interest expense	(6.5)	(5.8)	(12.6)	(11.9)
Other income, net	7.0	92.2	13.3	175.5
Equity in earnings of unconsolidated affiliates	10.2	12.7	16.9	27.4
Income from continuing operations before income taxes and non-controlling interest	56.6	151.2	115.2	299.9

Income taxes	22.1	55.7	42.2	111.3
Income from continuing operations before non-controlling interest	34.5	95.5	73.0	188.6

Income from discontinuing operations, net of tax	18.7	12.0	37.2	26.7
Net income	53.2	107.5	110.2	215.3

Net (income) loss attributable to non-controlling interest	(0.2)	—	0.9	—
Net income attributable to DST Systems, Inc.	$53.0	$107.5	$111.1	$215.3

Weighted average common shares outstanding	33.3	36.6	33.6	36.9
Weighted average diluted shares outstanding	33.6	37.0	33.9	37.3

Basic earnings per share:
Continuing operations attributable to DST Systems, Inc.	$1.03	$2.61	$2.20	$5.11
Discontinued operations	0.56	0.33	1.11	0.73
Basic earnings per share	$1.59	$2.94	$3.31	$5.84

Diluted earnings per share:
Continuing operations attributable to DST Systems, Inc.	$1.03	$2.58	$2.18	$5.06
Discontinued operations	0.55	0.33	1.10	0.72
Diluted earnings per share	$1.58	$2.91	$3.28	$5.78

Cash dividends per share of common stock	$0.33	$0.30	$0.66	$0.60

DST SYSTEMS, INC.
SEGMENT FINANCIAL INFORMATION
(In millions) (Unaudited)

	Three Months Ended June 30, 2016
	Financial Services	Healthcare Services	Investments / Other	Elimination Adjustments	Consolidated Total
Operating revenues	$269.8	$104.0	$0.1	$—	$373.9
Intersegment operating revenues	10.9	—	—	(10.9)	—
Out-of-pocket reimbursements	14.6	2.0	—	—	16.6
Total revenues	295.3	106.0	0.1	(10.9)	390.5
Costs and expenses	245.8	84.8	0.7	(10.9)	320.4
Depreciation and amortization	19.8	3.9	0.5	—	24.2
Operating income (loss)	$29.7	$17.3	$(1.1)	$—	$45.9

Capital expenditures	$12.6	$2.0	$0.7	$—	$15.3

	Three Months Ended June 30, 2015
	Financial Services	Healthcare Services	Investments / Other	Elimination Adjustments	Consolidated Total
Operating revenues	$256.5	$92.1	$0.7	$—	$349.3
Intersegment operating revenues	9.2	—	—	(9.2)	—
Out-of-pocket reimbursements	12.8	1.6	—	(0.2)	14.2
Total revenues	278.5	93.7	0.7	(9.4)	363.5
Costs and expenses	219.7	78.9	0.5	(9.4)	289.7
Depreciation and amortization	17.0	4.6	0.1	—	21.7
Operating income	$41.8	$10.2	$0.1	$—	$52.1

Capital expenditures	$33.1	$1.6	$—	$—	$34.7

	Six Months Ended June 30, 2016
	Financial Services	Healthcare Services	Investments / Other	Elimination Adjustments	Consolidated Total
Operating revenues	$526.2	$208.2	$0.8	$—	$735.2
Intersegment operating revenues	21.1	—	—	(21.1)	—
Out-of-pocket reimbursements	31.6	4.5	—	(0.1)	36.0
Total revenues	578.9	212.7	0.8	(21.2)	771.2
Costs and expenses	474.7	172.1	1.7	(21.2)	627.3
Depreciation and amortization	37.4	8.2	0.7	—	46.3
Operating income (loss)	$66.8	$32.4	$(1.6)	$—	$97.6

Capital expenditures	$22.8	$2.3	$0.7	$—	$25.8

	Six Months Ended June 30, 2015
	Financial Services	Healthcare Services	Investments / Other	Elimination Adjustments	Consolidated Total
Operating revenues	$503.9	$184.0	$1.4	$—	$689.3
Intersegment operating revenues	19.6	—	—	(19.6)	—
Out-of-pocket reimbursements	27.0	3.5	—	(0.6)	29.9
Total revenues	550.5	187.5	1.4	(20.2)	719.2
Costs and expenses	430.0	159.2	(1.8)	(20.2)	567.2
Depreciation and amortization	33.5	9.2	0.4	—	43.1
Operating income	$87.0	$19.1	$2.8	$—	$108.9

Capital expenditures	$52.2	$3.8	$—	$—	$56.0

DST SYSTEMS, INC.
CONDENSED CONSOLIDATED BALANCE SHEET
(In millions)
(Unaudited)

	June 30, 2016	December 31, 2015
Assets
Current assets
Cash and cash equivalents	$72.7	$79.5
Funds held on behalf of clients	287.2	480.2
Client funding receivable	63.4	53.2
Accounts receivable	218.4	214.8
Other assets	74.8	49.9
Current assets held for sale	272.8	178.0
	989.3	1,055.6

Investments	333.6	418.2
Unconsolidated affiliates	323.9	312.2
Properties, net	239.5	256.7
Intangible assets, net	151.2	135.8
Goodwill	517.9	458.3
Other assets	47.4	56.9
Noncurrent assets held for sale	—	119.5
Total assets	$2,602.8	$2,813.2

Liabilities
Current liabilities
Current portion of debt	$152.6	$5.6
Client funds obligations	350.6	533.4
Accounts payable	46.6	51.2
Accrued compensation and benefits	85.6	126.5
Deferred revenues and gains	32.7	50.4
Other liabilities	78.7	66.2
Current liabilities held for sale	140.9	115.4
	887.7	948.7

Long-term debt	559.6	556.5
Income taxes payable	71.0	73.8
Deferred income taxes	88.3	104.7
Other liabilities	28.6	23.9
Noncurrent liabilities held for sale	—	44.5
Total liabilities	1,635.2	1,752.1

Redeemable Non-controlling Interest	20.5	15.1

Stockholders’ equity	947.1	1,046.0
Total liabilities, redeemable non-controlling interest and stockholders’ equity	$2,602.8	$2,813.2

Common shares outstanding	33.2	34.3

DST SYSTEMS, INC.
RECONCILIATION OF REPORTED RESULTS TO NON-GAAP RESULTS - CONTINUING OPERATIONS
Three Months Ended June 30,
(Unaudited - in millions, except per share amounts)

	2016
	Operating	Operating	Pretax	Net	DST	Diluted
	Revenue	Income	Income (a)	Income (b)	Earnings (c)	EPS
Reported GAAP results	$373.9	$45.9	$56.6	$34.5	$34.3	$1.03
Adjusted to remove:
Restructuring charges (1)	—	11.1	11.1	6.9	6.9	0.20
Amortization of intangible assets (2)	—	5.9	5.9	3.7	3.7	0.11
Software impairment (3)	—	6.0	6.0	3.7	3.7	0.11
Net gain on securities and other investments (4)	—	—	(6.2)	(3.9)	(3.7)	(0.11)
Income tax items (5)	—	—	—	2.7	2.7	0.08
Adjusted Non-GAAP results	$373.9	$68.9	$73.4	$47.6	$47.6	$1.42

	2015
	Operating	Operating	Pretax	Net	DST	Diluted
	Revenue	Income	Income (a)	Income (b)	Earnings (c)	EPS
Reported GAAP results	$349.3	$52.1	$151.2	$95.5	$95.5	$2.58
Adjusted to remove:
Amortization of intangible assets (2)	—	4.4	4.4	2.8	2.8	0.08
Net gain on securities and other investments (4)	—	—	(89.9)	(56.1)	(56.1)	(1.52)
Adjusted Non-GAAP results	$349.3	$56.5	$65.7	$42.2	$42.2	$1.14

	2016
	Financial Services	Healthcare Services	Investments / Other	Consolidated Total
Reported GAAP Operating Income	$29.7	$17.3	$(1.1)	$45.9
Adjusted to remove:
Restructuring charges (1)	10.4	0.7	—	11.1
Amortization of intangible assets (2)	4.4	1.5	—	5.9
Software impairment (3)	6.0	—	—	6.0
Adjusted Non-GAAP Operating Income	$50.5	$19.5	$(1.1)	$68.9

	2015
	Financial Services	Healthcare Services	Investments / Other	Consolidated Total
Reported GAAP Operating Income	$41.8	$10.2	$0.1	$52.1
Adjusted to remove:
Amortization of intangible assets (2)	2.8	1.6	—	4.4
Adjusted Non-GAAP Operating Income	$44.6	$11.8	$0.1	$56.5

(a) Pretax Income has been defined as “Income from continuing operations before income taxes and non-controlling interest.”
(b) Net Income has been defined as “Income from continuing operations before non-controlling interest.”
(c) DST Earnings has been defined as “Income from continuing operations attributable to DST Systems, Inc.”

DST SYSTEMS, INC.
RECONCILIATION OF REPORTED RESULTS TO NON-GAAP RESULTS - CONTINUING OPERATIONS
Six Months Ended June 30,
(Unaudited - in millions, except per share amounts)

	2016
	Operating	Operating	Pretax	Net	DST	Diluted
	Revenue	Income	Income (a)	Income (b)	Earnings (c)	EPS
Reported GAAP results	$735.2	$97.6	$115.2	$73.0	$73.9	$2.18
Adjusted to remove:
Restructuring charges (1)	—	13.4	13.4	8.4	8.4	0.25
Amortization of intangible assets (2)	—	11.3	11.3	7.1	7.1	0.21
Software impairment (3)	—	6.0	6.0	3.7	3.7	0.11
Net gain on securities and other investments (4)	—	—	(11.5)	(7.2)	(8.1)	(0.24)
Income tax items (5)	—	—	—	1.3	1.3	0.04
Adjusted Non-GAAP results	$735.2	$128.3	$134.4	$86.3	$86.3	$2.55

	2015
	Operating	Operating	Pretax	Net	DST	Diluted
	Revenue	Income	Income (a)	Income (b)	Earnings (c)	EPS
Reported GAAP results	$689.3	$108.9	$299.9	$188.6	$188.6	$5.06
Adjusted to remove:
Amortization of intangible assets (2)	—	8.8	8.8	5.6	5.6	0.15
Net gain on sale of real estate (6)	—	(3.0)	(3.0)	(1.8)	(1.8)	(0.05)
Net gain on securities and other investments (4)	—	—	(171.8)	(107.2)	(107.2)	(2.88)
Net gain from unconsolidated affiliates (7)	—	—	(3.6)	(2.3)	(2.3)	(0.06)
Adjusted Non-GAAP results	$689.3	$114.7	$130.3	$82.9	$82.9	$2.22

	2016
	Financial Services	Healthcare Services	Investments / Other	Consolidated Total
Reported GAAP Operating Income (Loss)	$66.8	$32.4	$(1.6)	$97.6
Adjusted to remove:
Restructuring charges (1)	11.8	1.6	—	13.4
Amortization of intangible assets (2)	8.2	3.1	—	11.3
Software impairment (3)	6.0	—	—	6.0
Adjusted Non-GAAP Operating Income (Loss)	$92.8	$37.1	$(1.6)	$128.3

	2015
	Financial Services	Healthcare Services	Investments / Other	Consolidated Total
Reported GAAP Operating Income	$87.0	$19.1	$2.8	$108.9
Adjusted to remove:
Amortization of intangible assets (2)	5.6	3.2	—	8.8
Net gain on sale of real estate (6)	—	—	(3.0)	(3.0)
Adjusted Non-GAAP Operating Income (Loss)	$92.6	$22.3	$(0.2)	$114.7

(a) Pretax Income has been defined as “Income from continuing operations before income taxes and non-controlling interest.”
(b) Net Income has been defined as “Income from continuing operations before non-controlling interest.”
(c) DST Earnings has been defined as “Income from continuing operations attributable to DST Systems, Inc.”

DST SYSTEMS, INC.
RECONCILIATION OF REPORTED RESULTS TO NON-GAAP RESULTS -
DISCONTINUED OPERATIONS
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Reported GAAP Diluted EPS from Discontinued Operations	$0.55	$0.33	$1.10	$0.72
Adjusted to remove:
Amortization of intangible assets (2)	0.02	0.02	0.04	0.04
Transaction costs (8)	0.09	—	0.08	—
Income tax items (5)	(0.21)	—	(0.28)	—
Adjusted Non-GAAP Diluted EPS from Discontinued Operations	$0.45	$0.35	$0.94	$0.76

Note: See the “Use of Non-GAAP Financial Information” section for management’s reasons for providing non-GAAP financial information.

Descriptions of Non-GAAP Adjustments

(1)
Restructuring charges are comprised of severance and other costs incurred as a result of organizational changes. These charges are recorded in the Condensed Consolidated Statement of Income within the Costs and expenses line item.

(2) The amortization of intangible assets is included in the Condensed Consolidated Statement of Income within the Depreciation and amortization line item.

(3) The software impairment is included in the Condensed Consolidated Statement of Income within the Costs and expenses line item.

(4)
Net gain on securities and other investments is comprised of net realized gains from sales of available-for-sale securities, other than temporary impairments on available-for-sale securities and net gains on private equity funds, seed capital investments and other investments. These net gains were recorded in the Condensed Consolidated Statement of Income within the Other income, net line item.

(5)
Income tax items relate to benefits realized from the release of particular uncertain tax positions settled, effectively settled or otherwise remeasured during the period or transaction related taxes. These items are included in the Condensed Consolidated Statement of Income within the Income taxes line item.

(6)	The gain on sale of real estate is included in the Condensed Consolidated Statement of Income within the Costs and expenses line item.

(7)
The net gain from unconsolidated affiliates, resulting from the affiliate’s sale of real estate assets and DST’s sale of unconsolidated affiliates, are included in the Condensed Consolidated Statement of Income within the Equity in earnings of unconsolidated affiliates line item.

(8) Transaction costs associated with the sale of the North American Customer Communications business are included in the Condensed Consolidated Statement of Income within the Costs and expenses line items.

DST SYSTEMS, INC.
STATISTICAL INFORMATION - FINANCIAL SERVICES
(Unaudited - in millions, except as noted)

	June 30, 2016	December 31, 2015	June 30, 2015
U.S. mutual fund shareowner accounts processed:
Registered accounts - non tax-advantaged	26.5	27.0	28.5
IRA mutual fund accounts	21.6	21.8	22.2
Other retirement accounts	8.1	8.2	8.1
Section 529 and Educational IRAs	8.0	8.4	8.6
Registered accounts - tax-advantaged	37.7	38.4	38.9
Total registered accounts	64.2	65.4	67.4
Subaccounts	30.4	31.3	30.0
Total U.S. mutual fund shareowner accounts	94.6	96.7	97.4

International mutual fund shareowner accounts processed:
IFDS U.K.	9.0	8.8	11.4
IFDS L.P. (Canada)	13.4	13.3	12.8

Defined contribution participant accounts	6.4	7.0	6.4

Automatic Work Distributor workstations (in thousands)	211.9	211.4	212.5

ALPS (in billions of U.S. dollars):
Assets Under Management	$15.5	$14.7	$15.2
Assets Under Administration	$170.5	$140.4	$138.0

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Changes in registered accounts:
Beginning balance	64.9	68.5	65.4	68.8
Subaccounting conversions to DST platforms	—	(0.5)	(0.1)	(0.9)
Subaccounting conversions to non-DST platforms	(0.4)	(0.4)	(0.4)	(0.6)
Conversions to non-DST platforms	—	(0.1)	(0.2)	(0.1)
Organic growth (decline)	(0.3)	(0.1)	(0.5)	0.2
Ending balance	64.2	67.4	64.2	67.4

Changes in subaccounts:
Beginning balance	30.4	29.4	31.3	28.6
New client conversions	0.2	—	0.2	—
Conversions from non-DST registered platforms	—	0.2	—	0.2
Conversions from DST’s registered accounts	—	0.5	0.1	0.9
Organic growth (decline)	(0.2)	(0.1)	(1.2)	0.3
Ending balance	30.4	30.0	30.4	30.0

Defined contribution participant accounts:
Beginning balance	7.3	7.4	7.0	7.2
Organic decline	(0.9)	(1.0)	(0.6)	(0.8)
Ending balance	6.4	6.4	6.4	6.4

DST SYSTEMS, INC.
STATISTICAL INFORMATION - HEALTHCARE SERVICES
(Unaudited - in millions, except as noted)

	June 30, 2016	December 31, 2015	June 30, 2015

DST Health Solutions covered lives	23.2	26.0	24.7

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015

Argus pharmacy paid claims	126.7	122.3	253.6	242.2

About DST Systems
DST Systems, Inc. (NYSE: DST) is a leading provider of specialized technology, strategic advisory, and business operations outsourcing to the financial and healthcare industries. Combining unmatched industry knowledge, critical infrastructure and service excellence, DST leads companies to master complexity in the world’s most demanding industries to help them continually stay ahead of and capitalize on ever-changing customer, business and regulatory requirements. For more information, visit the DST website at www.dstsystems.com.

Contact:
Gregg Wm. Givens
Senior Vice President, Chief Financial Officer and Treasurer
DST Systems, Inc.
333 West 11th Street
Kansas City, MO 64105-1594
(816) 435-5503

Supplemental Historical Segment Information

DST SYSTEMS, INC.
2015 SEGMENT FINANCIAL INFORMATION
REVISED TO REFLECT IMPACT OF DISCONTINUED OPERATIONS
(In millions) (Unaudited)

	Three Months Ended December 31, 2015
	Financial Services	Healthcare Services	Investments / Other	Elimination Adjustments	Consolidated Total
Operating revenues	$263.1	$98.4	$0.8	$—	$362.3
Intersegment operating revenues	9.5	—	—	(9.5)	—
Out-of-pocket reimbursements	18.8	2.3	—	(0.2)	20.9
Total revenues	291.4	100.7	0.8	(9.7)	383.2
Costs and expenses	222.2	83.7	(0.3)	(9.7)	295.9
Depreciation and amortization	20.2	4.6	0.3	—	25.1
Operating income	$49.0	$12.4	$0.8	$—	$62.2

	Three Months Ended September 30, 2015
	Financial Services	Healthcare Services	Investments / Other	Elimination Adjustments	Consolidated Total
Operating revenues	$258.5	$94.0	$0.9	$—	$353.4
Intersegment operating revenues	9.2	—	—	(9.2)	—
Out-of-pocket reimbursements	15.9	2.4	—	(0.1)	18.2
Total revenues	283.6	96.4	0.9	(9.3)	371.6
Costs and expenses	217.6	78.4	0.4	(9.3)	287.1
Depreciation and amortization	17.9	4.8	0.2	—	22.9
Operating income	$48.1	$13.2	$0.3	$—	$61.6

	Three Months Ended June 30, 2015
	Financial Services	Healthcare Services	Investments / Other	Elimination Adjustments	Consolidated Total
Operating revenues	$256.5	$92.1	$0.7	$—	$349.3
Intersegment operating revenues	9.2	—	—	(9.2)	—
Out-of-pocket reimbursements	12.8	1.6	—	(0.2)	14.2
Total revenues	278.5	93.7	0.7	(9.4)	363.5
Costs and expenses	219.7	78.9	0.5	(9.4)	289.7
Depreciation and amortization	17.0	4.6	0.1	—	21.7
Operating income	$41.8	$10.2	$0.1	$—	$52.1

	Three Months Ended March 31, 2015
	Financial Services	Healthcare Services	Investments / Other	Elimination Adjustments	Consolidated Total
Operating revenues	$247.4	$91.9	$0.7	$—	$340.0
Intersegment operating revenues	10.4	—	—	(10.4)	—
Out-of-pocket reimbursements	14.2	1.9	—	(0.4)	15.7
Total revenues	272.0	93.8	0.7	(10.8)	355.7
Costs and expenses	210.3	80.3	(2.3)	(10.8)	277.5
Depreciation and amortization	16.5	4.6	0.3	—	21.4
Operating income	$45.2	$8.9	$2.7	$—	$56.8